UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 10, 2014

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35291 (205) 257-1000	63-0004250

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2014, the Board of Directors of Alabama Power Company (the "Company") amended and restated the Company's By-Laws (as so amended and restated the "By-Laws").
The following is a summary description of the principal changes to the By-Laws and is qualified in its entirety by reference to the full text of the By-Laws, which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

•	Add the position of Chairman of the Board of Directors separate from the President; and

•	make certain changes throughout the By-Laws to reflect revisions to the Alabama Business Corporation Law and the Constitution of Alabama of 1901.

The By-Laws became effective on February 10, 2014.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated By-Laws of the Company, effective February 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:February 11, 2014	ALABAMA POWER COMPANY
By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary